UBS Investment Bank

Fixed Bid Stratification

valiable; No 10/20 yrs; CRDTRISK le 700; 15yr; CRDTRISK le 700; No 10yr/20yr; Settled; ~DEALNAME ss 'MALT04

Pool Summary	COUNT	UPB	%
Conforming	57	$8,564,556.00	11.75%
Non-Conforming	139	64,337,154.00	88.25
Total:	196	$72,901,710.00	100.00%
Data as of Date: 2004-04-01
AVG UPB: $371,947.50
GROSS WAC: 6.1011%
NET WAC: 5.848%
% SF/PUD: 91.28%
% FULL/ALT: 28.06%
% CASHOUT: 42.79%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 68.17%
% FICO > 679: 35.03%
% NO FICO: 3.07%
WA FICO: 666
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 4.77%
CALIFORNIA %: 31.77%
Latest Maturity Date: 20190301
Loans with Prepay Penalties: 4.77%

Product Type	COUNT	UPB	%
15 YR BALLOON	8	$4,767,366.00	6.54%
15 YR FXD	188	68,134,343.00	93.46
Total:	196	$72,901,710.00	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	3	$115,239.00	0.16%
$50,000.01 - $100,000.00	13	969,618.00	1.33
$100,000.01 - $150,000.00	19	2,328,425.00	3.19
$150,000.01 - $200,000.00	11	1,912,299.00	2.62
$200,000.01 - $250,000.00	2	430,906.00	0.59
$250,000.01 - $300,000.00	5	1,342,543.00	1.84
$300,000.01 - $350,000.00	33	11,117,839.00	15.25
$350,000.01 - $400,000.00	29	10,904,402.00	14.96
$400,000.01 - $450,000.00	26	10,986,012.00	15.07
$450,000.01 - $500,000.00	25	11,948,710.00	16.39
$500,000.01 - $550,000.00	9	4,661,370.00	6.39
$550,000.01 - $600,000.00	4	2,282,065.00	3.13
$600,000.01 - $650,000.00	6	3,808,391.00	5.22
$700,000.01 - $750,000.00	2	1,457,480.00	2.00
$750,000.01 - $800,000.00	1	765,246.00	1.05
$800,000.01 - $850,000.00	3	2,454,820.00	3.37
$850,000.01 - $900,000.00	1	861,355.00	1.18
$950,000.01 - $1,000,000.00	1	953,521.00	1.31
$1,000,000.01 >=	3	3,601,469.00	4.94
Total:	196	$72,901,710.00	100.00%
Minimum: $25,000.00
Maximum: $1,240,000.00
Average: $377,151.92

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	4	$164,714.00	0.23%
$50,000.01 - $100,000.00	14	1,117,062.00	1.53
$100,000.01 - $150,000.00	18	2,274,768.00	3.12
$150,000.01 - $200,000.00	10	1,769,036.00	2.43
$200,000.01 - $250,000.00	2	430,906.00	0.59
$250,000.01 - $300,000.00	5	1,342,543.00	1.84
$300,000.01 - $350,000.00	34	11,463,831.00	15.73
$350,000.01 - $400,000.00	31	11,751,719.00	16.12
$400,000.01 - $450,000.00	24	10,234,833.00	14.04
$450,000.01 - $500,000.00	26	12,497,459.00	17.14
$500,000.01 - $550,000.00	7	3,670,491.00	5.03
$550,000.01 - $600,000.00	4	2,282,065.00	3.13
$600,000.01 - $650,000.00	6	3,808,391.00	5.22
$700,000.01 - $750,000.00	2	1,457,480.00	2.00
$750,000.01 - $800,000.00	2	1,561,472.00	2.14
$800,000.01 - $850,000.00	2	1,658,594.00	2.28
$850,000.01 - $900,000.00	1	861,355.00	1.18
$950,000.01 - $1,000,000.00	1	953,521.00	1.31
$1,000,000.01 >=	3	3,601,469.00	4.94
Total:	196	$72,901,710.00	100.00%
Minimum: $24,920.27
Maximum: $1,228,664.99
Average: $371,947.50

Gross Rate	COUNT	UPB	%
4.751% - 5.000%	4	$1,804,871.00	2.48%
5.001% - 5.250%	8	1,805,000.00	2.48
5.251% - 5.500%	13	5,002,613.00	6.86
5.501% - 5.750%	20	4,453,726.00	6.11
5.751% - 6.000%	69	27,702,100.00	38.00
6.001% - 6.250%	29	12,873,067.00	17.66
6.251% - 6.500%	24	9,511,093.00	13.05
6.501% - 6.750%	9	2,677,252.00	3.67
6.751% - 7.000%	10	3,760,356.00	5.16
7.001% - 7.250%	5	1,411,172.00	1.94
7.251% - 7.500%	1	398,505.00	0.55
7.501% - 7.750%	2	795,153.00	1.09
7.751% - 8.000%	2	706,803.00	0.97
Total:	196	$72,901,710.00	100.00%
Minimum: 5.000%
Maximum: 8.000%
Weighted Average: 6.101%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Mar 24, 2004 09:56

UBS Investment Bank

Fixed Bid Stratification

valiable; No 10/20 yrs; CRDTRISK le 700; 15yr; CRDTRISK le 700; No 10yr/20yr; Settled; ~DEALNAME ss 'MALT04

Net Rate	COUNT	UPB	%
4.501% - 4.750%	4	$1,804,871.00	2.48%
4.751% - 5.000%	8	1,805,000.00	2.48
5.001% - 5.250%	13	5,002,613.00	6.86
5.251% - 5.500%	20	4,453,726.00	6.11
5.501% - 5.750%	69	27,702,100.00	38.00
5.751% - 6.000%	29	12,873,067.00	17.66
6.001% - 6.250%	25	9,847,504.00	13.51
6.251% - 6.500%	8	2,340,841.00	3.21
6.501% - 6.750%	10	3,760,356.00	5.16
6.751% - 7.000%	5	1,411,172.00	1.94
7.001% - 7.250%	1	398,505.00	0.55
7.251% - 7.500%	2	795,153.00	1.09
7.501% - 7.750%	2	706,803.00	0.97
Total:	196	$72,901,710.00	100.00%
Minimum: 4.700%
Maximum: 7.750%
Weighted Average: 5.848%

Original Term to Maturity	COUNT	UPB	%
121 – 180	196	$72,901,710.00	100.00%
Total:	196	$72,901,710.00	100.00%
Minimum: 180
Maximum: 180
Weighted Average: 180

Remaining Term to Stated Maturity	COUNT	UPB	%
121 – 180	196	$72,901,710.00	100.00%
Total:	196	$72,901,710.00	100.00%
Minimum: 148
Maximum: 180
Weighted Average: 176

Seasoning	COUNT	UPB	%
<= 0	5	$726,400.00	1.00%
1 - 1	16	2,639,860.00	3.62
2 - 2	48	19,209,247.00	26.35
3 - 3	30	11,576,428.00	15.88
4 - 4	34	13,976,077.00	19.17
5 - 5	32	14,286,728.00	19.60
6 - 6	16	6,188,242.00	8.49
7 - 12	8	3,369,227.00	4.62
13 - 24	3	375,873.00	0.52
25 - 36	4	553,627.00	0.76
Total:	196	$72,901,710.00	100.00%
Minimum: 0
Maximum: 32
Weighted Average: 4

FICO Scores	COUNT	UPB	%
0 - 0	4	$2,236,944.00	3.07%
590 - 599	2	969,689.00	1.33
600 - 609	4	1,889,332.00	2.59
610 - 619	3	1,510,856.00	2.07
620 - 629	8	2,118,838.00	2.91
630 - 639	8	2,246,572.00	3.08
640 - 649	26	9,543,852.00	13.09
650 - 659	21	8,123,970.00	11.14
660 - 669	22	6,912,813.00	9.48
670 - 679	34	11,812,796.00	16.20
680 - 689	33	13,220,696.00	18.13
690 - 699	28	11,327,693.00	15.54
700 - 709	3	987,660.00	1.35
Total:	196	$72,901,710.00	100.00%
Minimum: 0
Maximum: 700
Weighted Average: 666

Loan To Value Ratio	COUNT	UPB	%
20.001% - 25.000%	3	$309,740.00	0.42%
25.001% - 30.000%	3	517,843.00	0.71
30.001% - 35.000%	1	204,581.00	0.28
35.001% - 40.000%	3	664,738.00	0.91
40.001% - 45.000%	8	2,567,399.00	3.52
45.001% - 50.000%	7	2,646,080.00	3.63
50.001% - 55.000%	12	4,530,968.00	6.22
55.001% - 60.000%	12	5,102,832.00	7.00
60.001% - 65.000%	21	7,638,955.00	10.48
65.001% - 70.000%	34	13,366,153.00	18.33
70.001% - 75.000%	38	14,030,308.00	19.25
75.001% - 80.000%	44	18,502,295.00	25.38
85.001% - 90.000%	10	2,819,818.00	3.87
Total:	196	$72,901,710.00	100.00%
Minimum: 20.83%
Maximum: 90.00%
Weighted Average: 68.17%

Combined Loan To Value Ratio	COUNT	UPB	%
20.001% - 25.000%	3	$309,740.00	0.42%
25.001% - 30.000%	3	517,843.00	0.71
30.001% - 35.000%	1	204,581.00	0.28
35.001% - 40.000%	3	664,738.00	0.91
40.001% - 45.000%	8	2,567,399.00	3.52
45.001% - 50.000%	6	2,565,663.00	3.52
50.001% - 55.000%	12	4,530,968.00	6.22
55.001% - 60.000%	11	4,771,634.00	6.55
60.001% - 65.000%	21	7,518,287.00	10.31
65.001% - 70.000%	30	11,632,250.00	15.96
70.001% - 75.000%	38	14,236,451.00	19.53
75.001% - 80.000%	40	16,257,510.00	22.30
85.001% - 90.000%	18	6,240,673.00	8.56
90.001% - 95.000%	2	883,974.00	1.21
Total:	196	$72,901,710.00	100.00%
Minimum: 20.84%
Maximum: 94.94%
Weighted Average: 69.25%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Mar 24, 2004 09:56

UBS Investment Bank

Fixed Bid Stratification

valiable; No 10/20 yrs; CRDTRISK le 700; 15yr; CRDTRISK le 700; No 10yr/20yr; Settled; ~DEALNAME ss 'MALT04

DTI	COUNT	UPB	%
<= 0.000%	74	$23,453,202.00	32.17%
6.001% - 11.000%	1	350,183.00	0.48
11.001% - 16.000%	3	976,321.00	1.34
16.001% - 21.000%	4	1,688,229.00	2.32
21.001% - 26.000%	7	2,526,099.00	3.47
26.001% - 31.000%	16	4,940,101.00	6.78
31.001% - 36.000%	20	8,933,978.00	12.25
36.001% - 41.000%	33	14,122,604.00	19.37
41.001% - 46.000%	23	8,417,723.00	11.55
46.001% - 51.000%	10	4,905,141.00	6.73
51.001% - 56.000%	2	1,282,896.00	1.76
56.001% - 61.000%	2	934,724.00	1.28
176.001% - 181.000%	1	370,509.00	0.51
Total:	196	$72,901,710.00	100.00%
Minimum: 0.000%
Maximum: 179.429%
Weighted Average: 37.822%

Geographic Concentration	COUNT	UPB	%
CA	56	$23,159,117.00	31.77%
NY	25	9,583,679.00	13.15
NJ	15	6,479,805.00	8.89
FL	13	5,478,489.00	7.51
IL	8	3,224,103.00	4.42
MA	7	2,455,387.00	3.37
VA	7	2,104,587.00	2.89
MD	6	1,946,461.00	2.67
GA	5	1,932,083.00	2.65
NC	6	1,582,557.00	2.17
AZ	5	1,460,711.00	2.00
WA	3	1,427,222.00	1.96
CT	3	1,379,682.00	1.89
TX	4	1,299,521.00	1.78
CO	3	1,251,967.00	1.72
MO	4	925,293.00	1.27
TN	3	861,927.00	1.18
LA	2	757,314.00	1.04
WI	1	538,089.00	0.74
DC	1	498,386.00	0.68
UT	2	452,410.00	0.62
NM	1	441,921.00	0.61
KY	1	425,495.00	0.58
OK	1	411,243.00	0.56
NE	1	374,456.00	0.51
MT	1	344,515.00	0.47
SC	1	341,893.00	0.47
PA	1	339,413.00	0.47
RI	1	320,769.00	0.44
OR	2	274,044.00	0.38
NH	1	167,192.00	0.23
MN	1	147,465.00	0.20
ID	1	128,101.00	0.18
VT	1	125,220.00	0.17
HI	1	102,900.00	0.14
MI	1	99,725.00	0.14
IN	1	58,565.00	0.08
Total:	196	$72,901,710.00	100.00%

North-South CA	COUNT	UPB	%
States Not CA	140	$49,742,593.00	68.23%
South CA	48	20,350,031.00	27.91
North CA	8	2,809,087.00	3.85
Total:	196	$72,901,710.00	100.00%

Zip Code Concentration	COUNT	UPB	%
91356	4	$1,641,450.00	2.25%
90210	1	1,228,665.00	1.69
33156	1	1,191,727.00	1.63
91010	1	1,181,077.00	1.62
91320	1	953,521.00	1.31
Other	188	66,705,271.00	91.50
Total:	196	$72,901,710.00	100.00%

Loan Purpose	COUNT	UPB	%
Cash Out Refi	92	$31,195,218.00	42.79%
Rate & Term Refi	63	25,898,942.00	35.53
Purchase	37	15,253,923.00	20.92
Cash Out Debt Consolidation	4	553,627.00	0.76
Total:	196	$72,901,710.00	100.00%

Cashout Indicator	COUNT	UPB	%
No	104	$41,706,492.00	57.21%
Yes	92	31,195,218.00	42.79
Total:	196	$72,901,710.00	100.00%

Document Type	COUNT	UPB	%
Reduced	59	$23,371,767.00	32.06%
Full	39	17,663,598.00	24.23
Stated Income Full Asset	39	12,000,107.00	16.46
No Income Verified	15	8,158,771.00	11.19
No Income No Asset	8	3,139,103.00	4.31
Alternate	6	2,789,262.00	3.83
No Doc	13	1,625,006.00	2.23
Stated Doc	6	1,355,425.00	1.86
Streamline	3	1,257,306.00	1.72
No Income No Appraisal	2	758,069.00	1.04
No Ratio	4	563,395.00	0.77
Employment Verification Only	2	219,900.00	0.30
Total:	196	$72,901,710.00	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Mar 24, 2004 09:56

UBS Investment Bank

Fixed Bid Stratification

valiable; No 10/20 yrs; CRDTRISK le 700; 15yr; CRDTRISK le 700; No 10yr/20yr; Settled; ~DEALNAME ss 'MALT04

Property Type	COUNT	UPB	%
Single Family	142	$52,220,030.00	71.63%
Pud	28	11,561,966.00	15.86
Condomimium	7	2,916,278.00	4.00
Pud Detached	4	2,440,556.00	3.35
Two Family	7	1,591,044.00	2.18
Three Family	2	742,241.00	1.02
High Rise Condo (gt 8 floors)	2	738,938.00	1.01
Single Family Attached	1	323,529.00	0.44
Four Family	1	204,581.00	0.28
Low Rise Condo (2-4 floors)	2	162,547.00	0.22
Total:	196	$72,901,710.00	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	173	$65,891,564.00	90.38%
Investor Occupied	16	4,551,731.00	6.24
Second Home	7	2,458,415.00	3.37
Total:	196	$72,901,710.00	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	179	$69,422,560.00	95.23%
12.000	2	1,433,289.00	1.97
36.000	4	587,996.00	0.81
60.000	11	1,457,865.00	2.00
Total:	196	$72,901,710.00	100.00%
wa Term: 1.726

Balloon Flag	COUNT	UPB	%
Balloon Loan	8	$4,767,366.00	6.54%
Not a Balloon Loan	188	68,134,343.00	93.46
Total:	196	$72,901,710.00	100.00%

Silent 2nd	COUNT	UPB	%
N	171	$65,298,098.00	89.57%
Y	13	5,590,303.00	7.67
	12	2,013,308.00	2.76
Total:	196	$72,901,710.00	100.00%

Lien Position	COUNT	UPB	%
1	196	$72,901,710.00	100.00%
Total:	196	$72,901,710.00	100.00%

Mortgage Ins.	COUNT	UPB	%
MGIC	1	$339,882.00	0.47%
PMI Mortgage Insurance	2	464,238.00	0.64
Radian Guaranty	2	794,897.00	1.09
Republic Mortgage Insurance	1	117,607.00	0.16
Triad Guaranty Insurance Co.	1	380,831.00	0.52
United Guaranty	3	722,363.00	0.99
LTV <=80	186	70,081,892.00	96.13
Total:	196	$72,901,710.00	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Mar 24, 2004 09:56